Exhibit 10.2
FIRST AMENDMENT
     THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of the 24th day of February, 2006 by and among each of the persons listed on the signature pages hereof as banks (the “Banks”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”).
BACKGROUND
     A. The Banks, the Administrative Agent and the Borrower are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 (the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.
     B. The Borrower intends to amend the Note Agreement in order to increase the outstanding principal amount of the Note Obligations by $60,000,000.
     C. The Borrower has requested, and the Majority Banks have agreed, to (1) consent to the issuance of Debt under the Note Agreement in an aggregate principal amount not to exceed $260,000,000, and (2) make certain other amendments to the Credit Agreement.
AGREEMENT
     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower and the Majority Banks (which are all of the Banks required under the Credit Agreement to make the amendments and give the consents contemplated hereunder) hereto covenant and agree as follows:
Section 1. Amendments. The Credit Agreement is hereby amended as follows:
     (a) Section 6.02(j) of the Credit Agreement is hereby amended in its entirety as follows:
     (j) Debt under the Note Agreement in an aggregate principal amount not to exceed $260,000,000; and
     (b) Section 6.17(a) of the Credit Agreement is hereby amended by replacing “$200,000,000” with “$260,000,000”.
Section 2. Consent and Waiver. The Majority Banks hereby consent to the Letter Amendment No. 3 to the Note Agreement to permit the increase of the outstanding principal amount of Note Obligations by $60,000,000 for a total of $260,000,000. This consent is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other actions prohibited by the Credit Agreement or any other Credit Document.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date first set forth above when the Administrative Agent shall have received all of the following, each dated the date hereof, in form and substance satisfactory to the Administrative Agent and in the number of originals requested by the Administrative Agent:
     (a) this Amendment, duly executed by the Borrower, the Guarantors, the Majority Banks and the Administrative Agent; and
     (b) an executed copy of the Letter Amendment No. 3 to Note Agreement, certified by a Responsible Officer as being a true and correct copy of such document, in form and substance reasonably acceptable to the Administrative Agent.
Section 4. Representations and Warranties. The Borrower represents and warrants to the Banks and the Administrative Agent as set forth below:
     (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s legal powers, have been duly authorized by all necessary partnership action and do not (i) contravene the Borrower Partnership Agreement, (ii) violate any applicable Governmental Rule, the violation of which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any Subsidiary or any of their respective properties, the conflict, breach or default of which could reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower, other than Liens permitted by the Credit Agreement.
     (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment.
     (c) Assuming due execution and delivery by the Majority Banks and the Administrative Agent, this Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).
     (d) The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Security Documents.
     (e) The quarterly and annual financial statements most recently delivered to the Banks pursuant to Sections 5.01(c) and (d) of the Credit Agreement fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the Consolidated results of the operations of the Borrower and its Subsidiaries for the respective fiscal periods ended on such dates, all in accordance with GAAP applied on a consistent basis (subject to normal year-end audit adjustments and the absence of footnotes in the case of the quarterly financial statements). Since

December 31, 2004, no Material Adverse Effect has occurred. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.
     (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.
     (g) No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.
Section 5. Reference to and Effect on the Credit Agreement.
     (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
     (b) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents.
     (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.
Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.
Section 7. Governing Law; Binding Effect. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, and shall be binding upon the Borrower, the Administrative Agent, each Bank and their respective successors and assigns.
Section 8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative

Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     Executed as of the 24th day of February, 2006.

CROSSTEX ENERGY, L.P.

By:		Crosstex Energy GP, L.P.,
General Partner

By:		Crosstex Energy GP, LLC,
General Partner

	By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:		/s/ Matthew C. Correia

Matthew C. Correia
Assistant Vice President

BANK OF AMERICA, N.A.,
as a Bank and an Issuing Bank

By:		/s/ Gregory B. Hanson

Gregory B. Hanson
Vice President

UNION BANK OF CALIFORNIA, N.A.

By:		/s/ Dustin Gaspari

Name:		Dustin Gaspari
Title:		Vice President

SUNTRUST BANK

By:		/s/ Peter Panos

Name:		Peter Panos
Title:		Vice President

HARRIS NESBITT FINANCING, INC.,

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Dwight Battle
Name:	Dwight Battle
Title:	Vice President

BAYERISCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH

By:	/s/ William W. Hunter
Name:	William W. Hunter
Title:	Director

By:	/s/ Shannon Batchman
Name:	Shannon Batchman
Title:	Director

BNP PARIBAS

By:	/s/ Matthieu Milandri
Name:	Matthieu Milandri
Title:	Vice President

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

CITIBANK, N.A.

By:
Name:
Title:

SCOTIABANC INC.

By:
Name:
Title:

WESTLB AG, NEW YORK BRANCH

By:	/s/ Duncan Robertson
Name:	Duncan Robertson
Title:	Executive Director

By:	/s/ James McPartlan
Name:	James McPartlan
Title:	Managing Director

ROYAL BANK OF CANADA

By:	/s/ Lorne Gartner
Name:	Lorne Gartner
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark E. Thompson
Name:	Mark E. Thompson
Title:	Vice President

THE BANK OF TOKYO-MISTUBISHI UFJ LTD.,
New York Branch
(successor by merger to UFJ Bank Limited)

By:	/s/ Takeshi Takahashi
Name:	Takeshi Takahashi
Title:	Senior Vice President & Group Head

FORTIS CAPITAL CORP.

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Senior Vice President

GUARANTY BANK

By:	/s/ Jim R. Hamilton
Name:	Jim R. Hamilton
Title:	Senior Vice President

JPMORGAN CHASE BANK N.A.

By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

NATEXIS BANQUES POPULAIRES

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Vice President

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Group Manager

WELLS FARGO BANK, N.A.

By:
Name:
Title:

KEY BANK, N.A.

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Vice President

COMERICA BANK

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	General Manager

SOCIÉTÉ GÉNÉRALE

By:	/s/ Graeme R. Bullen
Name:	Graeme R. Bullen
Title:	Director

STERLING BANK

By:	/s/ Jeff A. Forbis
Name:	Jeff A. Forbis
Title:	Senior Vice President

COMPASS BANK

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

BANK OF SCOTLAND

By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

NATIONAL CITY CORPORATION

By:	/s/ Stephen Monto
Name:	Stephen Monto
Title:	Vice President

Each of the undersigned, as guarantors under the Second Amended and Restated Subsidiary Guaranty dated as of November 1, 2005 (the “Guaranty”), hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

CROSSTEX ENERGY SERVICES, L.P.

By: Crosstex Operating GP, LLC, its general
partner

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PIPELINE, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By: Crosstex Energy Services GP, LLC, general
partner of each above limited partnership

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance

CROSSTEX PIPELINE PARTNERS, LTD.

By: Crosstex Pipeline, LLC, its general partner

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance

SABINE PASS PLANT FACILITY JOINT
VENTURE

By: Crosstex Processing Services, LLC, as general partner, and
By: Crosstex Pelican, LLC, as general partner

By:	/s/ Gysle R. Shellum
Gysle R. Shellum
Vice President — Finance